UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2010 (March 5, 2010)

COATES INTERNATIONAL, LTD. (Exact Name of Registrant as Specified in Its Charter)

Delaware	000-33155	22-2925432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719
(Address of principal executive offices)

(732) 449-7717
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On March 5, 2010, the Registrant terminated its joint venture arrangement with an independent third party (“JV”) which was originally entered into for the purpose of undertaking a private offering of collateralized zero coupon bonds to institutional investors (“the JV Agreement”).

After careful consideration of this proposed transaction, the board of directors concluded that this transaction should not be further pursued at this timed, for the following reasons:

1.
The Registrant expects to be in a better position to raise substantial equity at a lower cost and with less effort, once it completes production and delivery of its CSRV Units for installation in the oil and gas fields.

2.	The Company believes it is in its best interest to pursue fund-raising activities with lower potential risk and cost to undertake.

The Registrant is not obligated to incur any additional costs and there are no provisions for any penalties in connection with termination of the JV Agreement.

The original JV Agreement is attached hereto as an exhibit.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

Exhibit No.	Description
10.1	Joint Venture Agreement between Coates International, Ltd. And First Commercial Finance, LLC, dated October 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COATES INTERNATIONAL, LTD.

Dated: March 5, 2010	By:	/s/ George J. Coates
George J. Coates
President and Chief Executive Officer

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